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                                    EXHIBIT A

                             JOINT FILING AGREEMENT

         Steven J. Belmonte ("Belmonte"), Charles B. Benenson ("Benenson"), The Benenson Capital Company ("Benenson Capital"), Richard A. D'Onofrio ("D'Onofrio"), Kenneth Fell ("Fell"), H. Andrew Torchia ("Torchia")and Urban 2000 Corp., a Delaware corporation ("Urban") hereby agree that the Amendment to
Schedule 13D to which this statement is attached is filed on behalf of Belmonte, Benenson, Benenson Capital, D'Onofrio, Fell, Torchia and Urban and that any amendments to this Amendment to Schedule 13D may be filed on behalf of Belmonte, Benenson, Benenson Capital, D'Onofrio, Fell, Torchia and Urban.

July 16, 2002


                                       /s/ Steven J. Belmonte
                                       -----------------------------------------
                                       Steven J. Belmonte


                                       /s/ Charles B. Benenson
                                       -----------------------------------------
                                       Charles B. Benenson


                                       THE BENENSON CAPITAL COMPANY

                                       By:  /s/ Charles B. Benenson
                                            ------------------------------------
                                            Charles B. Benenson
                                            General Manager


                                       /s/ Richard A. D'Onofrio
                                       -----------------------------------------
                                       Richard A. D'Onofrio


                                       /s/ Kenneth M. Fell
                                       -----------------------------------------
                                       Kenneth M. Fell

                                       /s/ H. Andrew Torchia
                                       -----------------------------------------
                                       H. Andrew Torchia

                                       URBAN 2000 CORP.

                                       By:  /s/ H. Andrew Torchia
                                            ------------------------------------
                                            H. Andrew Torchia
                                            President